SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) September 25, 2002
                                  ------------------




                         HUGHES ELECTRONICS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE               0-26035                 52-1106564
----------------------------   -----------------------    -------------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
 of incorporation or organization)   File Number)         Identification No.)




                          200 North Sepulveda Boulevard
                          El Segundo, California 90245
                         -------------------------------
                                 (310) 662-9688
                                ----------------
               (Address, including zip code, and telephone number,
        including area code, of registrants' principal executive office)


















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ITEM 9. Forward Looking Information Relating to Hughes

      On September 25, 2002, Hughes Electronics Corporation (Hughes), issued a news release announcing that it is updating guidance for the third quarter of 2002.

                 HUGHES UPDATES GUIDANCE FOR THIRD QUARTER 2002

      El Segundo, Calif., September 25, 2002 -- Hughes Electronics Corporation, a world-leading provider of digital television entertainment, broadband services, satellite-based private business networks, and global video and data broadcasting, announced today that it is updating its third quarter 2002 guidance.

      "Today we are confirming HUGHES' consolidated revenues and raising our EBITDA1 guidance for the third quarter primarily due to particularly strong results in our DIRECTV U.S. business that more than offset weakness in the DIRECTV Latin America business. At the same time, we are reducing our third quarter subscriber estimates for DIRECTV in both the U.S. and Latin America," said Jack A. Shaw, HUGHES chief executive officer. No changes were made to the guidance for PanAmSat, Hughes Network Systems (HNS) and DIRECTV DSL. HUGHES will hold its regularly scheduled quarterly conference call with analysts at 2 p.m. ET October 14, 2002, to discuss third quarter results as well as full-year 2002 guidance.

      Shaw added, "In the U.S., we are increasing DIRECTV's third quarter EBITDA guidance by $45 million to approximately $195 million due to continued success with reducing our cost structure, improved monthly subscriber revenue and lower marketing costs associated with the reduced subscriber projections. We are lowering our subscriber guidance for the quarter to a range of 200,000 to 210,000 net additions (versus a prior range of 250,000 to 300,000) primarily due to higher than expected monthly churn of approximately 1.7%, which we believe was related to the replacement of DIRECTV's older generation access cards. In the quarter, about 50,000 active subscribers who were paying for basic services, but who we believe were receiving other DIRECTV services via illegally-modified access cards, were disconnected. In addition, gross subscriber activations were slightly below our expectations mostly due to a decline in consumer confidence resulting in softer sales at national consumer electronics retail outlets.

      "In Latin America, our DIRECTV business is still suffering from the significant economic and political deterioration experienced throughout the region, as well as the ongoing devaluation of several local currencies. In response, we have drastically cut back on our marketing costs, made further headcount reductions, and are eliminating all non-critical business activities and capital expenditures. As a result of the substantial reduction in subscriber acquisition efforts and the spike in churn related to the economic instability throughout much of the region, we are now projecting that DIRECTV Latin America will have a net loss of 65,000 subscribers in the third quarter versus our prior guidance of 15,000 - 25,000 net subscriber additions. In addition, we are lowering our revenue projections, and expect to be at the high end of our prior guidance for EBITDA losses," Shaw explained. HUGHES' revised guidance for the third quarter is shown below.





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                                                Third Quarter 2002
                                            Prior                Revised
                                            -----                -------
             HUGHES
                Revenues                 $2.2 - 2.25B          No Change
                EBITDA                   $175 - 225M           >$225M
                Cash Requirements            N/A               No Change

             DIRECTV U.S.
                Revenues                    ~$1.6B               ~$1.61B
                EBITDA                      ~$150M               ~$195M
                Net Subscriber Adds       250 - 300K           200 - 210K

             DIRECTV DSL
                Revenues                     N/A               No Change
                EBITDA                   $(25) - (30)M         No Change
                Net Subscriber Adds          N/A               No Change

             DIRECTV Latin America
                Revenues                  $170 -180M             ~$145M
                EBITDA                   $(15) - (25)M         $(20) - (25)M
                Net Subscriber Adds         15 - 20K             ~(65)K

             Hughes Network Systems
                Revenues                 $275 - 325M           No Change
                EBITDA                   $(20) -(35)M          No Change
                DIRECWAY Net Sub Adds        N/A               No Change

             PanAmSat
                Revenues                 $190 - 200M           No Change
                New Outright Sales and
                Sales-Type Leases            None              No Change
                EBITDA Margin            70% or higher         No Change
                EBITDA                   $135 - 150M           No Change

      Hughes Electronics Corporation is a unit of General Motors Corporation. The earnings of Hughes Electronics are used to calculate the earnings attributable to the General Motors Class H common stock (NYSE:GMH).

NOTE: Hughes Electronics Corporation believes that some of the foregoing statements may constitute forward-looking statements. When used in this report, the words "estimate," "plan," "project," "anticipate," "expect," "intend," "outlook," "believe," and other similar expressions are intended to identify such forward-looking statements and information. Important factors that may cause actual results of HUGHES to differ materially from the forward-looking statements in this report are set forth in the Form 10-Ks and 10-Qs filed with the SEC by General Motors and HUGHES. HUGHES does not undertake to update any future guidance as to its financial performance prior to its regularly scheduled release date.

----------------------
1 EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is the sum of operating profit (loss) and depreciation and amortization. EBITDA is not presented as an alternative measure of operating results or cash flow from operations, as determined in accordance with accounting principles generally accepted in the United States of America. EBITDA does not reflect the funds available for investment in the business of HUGHES, dividends or other discretionary uses. EBITDA as presented herein may not be comparable to similarly titled measures reported by other companies.



                                       ###





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


                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HUGHES ELECTRONICS CORPORATION
                                          ------------------------------
                                                  (Registrant)



                                       By
Date September 25, 2002                /s/Michael J. Gaines
     ------------------                -----------------------------------
                                       (Michael J. Gaines,
                                        Chief Financial Officer)



























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